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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                     FORM 8K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 14, 2002




                             SPECTRALINK CORPORATION
               (Exact name of registrant as specified in charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)


              0-28180                                   84-1141188
       Commission file number               (IRS Employer Identification Number)

5755 Central Avenue, Boulder, Colorado                  80301-2848
(Address of principal executive office)                 (Zip code)

                                  303-440-5330
                           (Issuer's telephone number)

                                 Not Applicable
             (Former name, former address and former fiscal year, if
                           changed from last report)


                                                                               1
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a)  Financial Statements of Businesses Acquired:

     Not required.

(b)  Pro Forma Financial Information:

     Not required.

(c)  Exhibits:

     Exhibit Number             Description
     --------------             -----------
         20.1                   Press Release dated January 14, 2002.


ITEM 9.  REGULATION FD DISCLOSURE

Please refer to the attached press release (Exhibit 20.1) which was issued on January 14, 2002, concurrently with this filing on Form 8-K.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             SPECTRALINK CORPORATION


Date:  January 14, 2002                      By: /s/ Nancy K. Hamilton
                                                -------------------------------
                                                Nancy K. Hamilton,
                                                Principal Financial and
                                                Accounting Officer and on behalf
                                                of the Registrant



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                                  EXHIBIT INDEX


Exhibit Number                     Description
--------------                     -----------
    20.1               Press Release dated January 14, 2002.